EXHIBIT 10.4(b)


                        FORM OF INDEMNIFICATION AGREEMENT

     Volt  Information  Sciences,  Inc.  has  entered  into  an  Indemnification
Agreement identical to the form attached hereto with each of the following directors and officers on the dates indicated:

                DATE                                        NAME
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January 9, 2007                             Jerome Shaw
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January 9, 2007                             Howard B. Weinreich
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January 9, 2007                             Thomas Daley
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January 9, 2007                             Daniel G. Hallihan
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January 9, 2007                             Jack Egan
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January 9, 2007                             Ludwig M. Guarino
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January 9, 2007                             Ronald M. Kochman
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January 9, 2007                             Louise Ross
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                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement") is made as of the ___ day of _________, 2007, by and between Volt Information Sciences, Inc., a New York corporation (the "Corporation"), and ______________________ (the "Indemnitee").

                                   WITNESSETH:

     WHEREAS, it is essential to the Corporation to retain and attract directors and/or officers who are the most capable persons available;

     WHEREAS, the Indemnitee is serving or has agreed to serve as a director and/or officer of the Corporation and in such capacity will render valuable services to the Corporation;

     WHEREAS, the Corporation and the Indemnitee recognize the substantial increase in litigation and claims being asserted against directors and/or officers;

     WHEREAS, the Corporation's By-laws (together with the Corporation's Restated Certificate of Incorporation, the "Constituent Documents") provide that the Corporation will indemnify its directors and officers and will advance expenses in connection therewith, and Indemnitee's willingness to serve as a director and/or officer of the Corporation, or, at the Corporation's request, to serve any Other Enterprise (as defined in Paragraph 2(e)) in any capacity, is based in part on Indemnitee's reliance on such provisions;

     WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to encourage Indemnitee's continued service to the Corporation or, at the Corporation's request, any Other Enterprise, in an effective manner, and Indemnitee's reliance on the aforesaid provisions of the Constituent Documents, and to provide Indemnitee with express contractual indemnification (regardless of, among other things, any amendment to or revocation of such provisions or any change in the composition of the Corporation's Board of Directors (the "Board") or any acquisition, disposition or other business combination transaction involving or relating to the Corporation), the Corporation wishes to provide in this Agreement for the indemnification of Indemnifiable Losses (as defined in Paragraph 2(d)) and the advancement of Expenses (as defined in Paragraph 2(c)) to Indemnitee as set forth in this Agreement and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Corporation's directors' and officers' liability insurance policies.

     NOW, THEREFORE, in consideration of the Indemnitee's continued service as a director and/or officer of the Corporation, the Corporation and Indemnitee do hereby agree as follows:

1. Agreement to Serve. Indemnitee agrees to continue to serve as a director and/or officer of the Corporation for so long as he or she is duly elected or appointed or until such earlier time as he or she tenders his or her resignation in writing. This provision is not a guarantee of employment or service.

2. Certain Definitions. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement:


     (a) The term "Affiliate" has the meaning given to that term in Rule 405 under the Securities Act of 1933, as amended; provided, however, that for purposes of this Agreement the Corporation and its subsidiaries will not be deemed to constitute Affiliates of any Indemnitee.

     (b) The term "Claim" means any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative, arbitrative, investigative or other), whether instituted by or in the right of the Corporation or any other Person, or any inquiry or investigation, whether instituted by the Corporation or any other Person in which Indemnitee is or was a party or is threatened to be made a party or in good faith believes might lead to the institution of any such action, suit or proceeding, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Corporation (or any subsidiary of the Corporation), or is or was serving at the request of the Corporation as a director, officer, employee, member, manager, trustee, agent or fiduciary (or in any other capacity) of an Other Enterprise.

     (c) The term "Expenses" includes all attorneys' and experts' fees, expenses and charges and all other costs, expenses and obligations, paid or incurred in connection with investigating, defending, or participating (as a party, a witness, or otherwise) in (including on appeal), or preparing to defend or participate in, any Claim or otherwise establishing a right to indemnification under this Agreement.

     (d) The term "Indemnifiable Losses" means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid or payable in settlement (including, without limitation, all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing, including any excise taxes assessed on Indemnitee with respect to any employee benefit plan), relating to, resulting from or arising out of any act or failure to act by the Indemnitee, or his or her status as any person referred to in clause
          (i) of this sentence, (i) in his or her capacity as a director, officer, employee or agent of the Corporation or any of its Affiliates or as a director, officer, employee, member, manager, trustee, agent or fiduciary (or in any other capacity) of any Other Enterprise as to which the Indemnitee is or was serving at the Corporation's request and (ii) in respect of any business, transaction or other activity of any entity referred to in clause (i) of this sentence.

     (e) The term "Other Enterprise" shall mean any corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise, whether or not for profit, or any employee benefit plan.

     (f) The term "to serve at the Corporation's request" shall mean any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Person as a director, officer, partner, member, manager, employee, trustee, agent or fiduciary (or in any other capacity) with respect to any Other Enterprise.

     (g) The term "Person" shall mean any individual, governmental entity or Other Enterprise.

     (h) The term "not opposed to the best interests of the Corporation" shall include action taken in good faith and in a manner the person acting reasonably believed to be in the interest of the Corporation or its shareholders or the participants and beneficiaries of an employee benefit plan.

3. General Indemnification. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 3 against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of any Claim; provided, however, that no indemnification for Expenses shall be made under this Paragraph 3 in respect of any Claim if a judgment or other final adjudication adverse to Indemnitee establishes that (i) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled unless and only to the extent that the court in which such Claim was brought, or, if no action was brought, any court of competent jurisdiction determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for the Expenses and the amount of the Indemnifiable Losses which the court shall deem proper.

4. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, in defense of any Claim, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee in connection therewith to the fullest extent permitted by New York Law.

5. Advances of Expenses. The Indemnitee's right to indemnification in Paragraph 3 of this Agreement shall include the right of Indemnitee to receive an advance from the Corporation of any Expenses. If so requested by Indemnitee, the Corporation will advance within 45 days of such request any and all Expenses to Indemnitee which Indemnitee reasonably determines likely to be payable; provided, however, that Indemnitee will return, without interest, any such advance which remains unspent at the final conclusion of the Claim to which the advance related; and provided, further, that all amounts advanced in respect of such Expenses shall be repaid to the Corporation by Indemnitee if it shall ultimately be determined in a final judgment or as provided in Paragraph 7, that Indemnitee is not entitled to be indemnified for such Expenses. This undertaking by Indemnitee is an unlimited general undertaking but no security for such undertaking will be required.

6. Indemnification for Additional Expenses. Without limiting the generality or effect of the foregoing, the Corporation will indemnify Indemnitee against and, if requested by Indemnitee, will within 45 days of such request advance to Indemnitee, any and all Expenses paid or incurred by Indemnitee in connection with any Claim asserted or brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Corporation under this Agreement or any other agreement or under any provision of the Corporation's Constituent Documents now or hereafter in effect relating to Claims for Indemnifiable Losses and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

7. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application.

     (a) Subject to Paragraph 8 of this Agreement, Indemnitee will be presumed to be entitled to indemnification under this Agreement. The burden of proving that indemnification or advances of Expenses are not appropriate shall, to the extent permitted by law, be on the Corporation.

     (b) Any indemnification under Paragraph 3 shall be paid by the Corporation no later than 45 days after receipt of the written request of Indemnitee, unless a determination is made within said 45-day period by (i) the Board of Directors by a majority vote of directors who are not and were not parties to the Claim in respect of which indemnification is being sought ("Disinterested Directors"), (ii) a committee of the Board of Directors comprised of Disinterested Directors or (iii) independent legal counsel in a written opinion, that Indemnitee has not met the relevant standards for indemnification set forth in this Agreement. In any such case, the Corporation shall send prompt written notice to the Indemnitee of such determination. If requested by the Indemnitee in writing, any such determination shall be made by independent legal counsel not previously employed by the Corporation or any Affiliate thereof.

     (c) Indemnitee will be entitled to a hearing before the Board of Directors of Corporation or the Disinterested Directors and/or any other person or persons making a determination and evaluation under Paragraph 7(b). Indemnitee will be entitled to be represented by counsel at such hearing. The cost of any determination and evaluation under Paragraph 7(b) (including attorneys' fees and other expenses incurred by Indemnitee in preparing for and attending the hearing contemplated by Paragraph 7 and otherwise in connection with the determination and evaluation under Paragraph 7) will be borne by the Corporation.

     (d) The right to indemnification or advancement of Expenses as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that Indemnitee has met the applicable standard of conduct nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that Indemnitee has not met such standard shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's Expenses actually and reasonably incurred in connection with successfully establishing his or her right to indemnification or advances, in whole or in part, shall also be indemnified by the Corporation.

     (e) With respect to any Claim for which indemnification is requested, the Corporation will be entitled to participate therein at its own expense and, except as otherwise provided below, the Corporation may assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense of a Claim, the Corporation will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than as provided below. The Corporation shall not settle any Claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Indemnitee shall have the right to employ counsel in any Claim but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense of the Claim shall be at the expense of Indemnitee, unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of a Claim, (iii) the named parties in any such Claim (including any impleaded parties) include both the Corporation and Indemnitee, and Indemnitee shall conclude that there may be one or more legal defenses available to him or her that are different from or in addition to those available to the Corporation, (iv) any such representation by the Corporation would be precluded under the applicable standards of professional conduct then prevailing or (v) the Corporation shall not in fact have employed counsel to assume the defense of a Claim, in each of which cases the fees and expenses of Indemnitee 's counsel shall be advanced by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to assume the defense of any Claim brought by or in the right of the Corporation.

     (f) The Corporation shall pay to Indemnitee, at the time payments are made to Indemnitee for Expenses pursuant to this Agreement, an additional payment (the "Gross Up Amount") such that after payment of all taxes, if any, on payments so made, including the amount of the Gross Up Amount, Indemnitee retains an amount equal to the amount to be received.

8. Limitation on Indemnification. No payment pursuant to this Agreement shall be made by the Corporation:

     (a) to indemnify or advance funds to Indemnitee for Expenses with respect to Claims initiated or brought or joined in voluntarily by Indemnitee and not by way of defense, except with respect to Claims brought to establish or enforce a right to indemnification or advancement of Expenses under this Agreement or as otherwise required by New York law, but such indemnification or advancement of Expenses may be provided by the Corporation in specific cases if the Board finds it to be appropriate;

     (b) to indemnify Indemnitee for any Expenses sustained in any Claim for which payment is actually made to Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

     (c) to indemnify Indemnitee for any Expenses sustained in any Claim for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law;

     (d) to indemnify Indemnitee if his or her acts violated Section 719 of the New York Business Corporation law (the "NYBCL"); or

     (e) if a court of competent jurisdiction finally determines that such payment hereunder is unlawful.

9. Indemnification Hereunder Not Exclusive. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Constituent Documents of the Corporation, any agreement, any vote of stockholders or Disinterested Directors, the NYBCL or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office (collectively, "Other Indemnity Provisions"); provided, however, that (i) to the extent that Indemnitee otherwise would have any greater right to indemnification under any Other Indemnity Provision, Indemnitee will be deemed to have such greater right hereunder and (ii) to the extent that any change is made to any Other Indemnity Provision which permits any greater right to indemnification than that provided under this Agreement as of the date hereof, Indemnitee will be deemed to have such greater right hereunder. The indemnification rights afforded to Indemnitee hereby are contract rights and the Corporation will not adopt any amendment to any of the Constituent Documents the effect of which would be to eliminate, deny, diminish, encumber or otherwise affect Indemnitee's right to indemnification under this Agreement or any Other Indemnity Provision. The indemnification provided by this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

10. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for a portion of the Expenses and/or Indemnifiable Losses actually and reasonably incurred by him or her in any Claim but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses and/or Indemnifiable Losses to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Loss or in defense of any issue or matter therein, including, without limitation, dismissal without prejudice, Indemnitee will be indemnified against all Expenses incurred in connection therewith.

11. No Other Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation.

12. Indemnification of Indemnitee's Estate. Notwithstanding any other provision of this Agreement, and regardless of whether indemnification of the Indemnitee would be permitted and/or required under this Agreement, if the Indemnitee is deceased, the Corporation shall indemnify and hold harmless the Indemnitee's estate, spouse, heirs, administrators, personal or legal representatives, executors and trustees (collectively the "Indemnitee's Estate") against, and the Corporation shall assume, any and all Expenses actually incurred by the Indemnitee or the Indemnitee's Estate in connection with the investigation, defense, settlement or appeal of any Claim. Indemnification of the Indemnitee's Estate pursuant to this Paragraph 12 shall be mandatory and not require any determination or finding that the Indemnitee's conduct satisfied a particular standard of conduct.

13. Spousal Indemnification. The indemnifications, benefits and obligations of this Agreement shall extend to the spouse of an Indemnitee in the event that the spouse is made a party to a Proceeding or collection, execution or enforcement efforts arising from a Claim.

14. Limitation of Actions and Release of Claims. No proceeding shall be brought and no cause of action shall be asserted by or on behalf of the Corporation, any subsidiary of the Corporation or any Other Enterprise against the Indemnitee, after the expiration of one year from the act or omission of the Indemnitee upon which such proceeding is based; however, in a case where the Indemnitee fraudulently conceals the facts underlying such cause of action, no proceeding shall be brought and no cause of action shall be asserted after the expiration of one year from the earlier of (i) the date the Corporation, any subsidiary of the Corporation or any Other Enterprise discovers such facts, or (ii) the date the Corporation, any subsidiary of the Corporation or any Other Enterprise could have discovered such facts by the exercise of reasonable diligence. Any claim or cause of action of the Corporation, any subsidiary of the Corporation or any Other Enterprise, including claims predicated upon the act or omission of the Indemnitee, shall be extinguished and deemed released unless asserted by filing of a legal action within such period. This Paragraph 14 shall not apply to any cause of action which has accrued on the date hereof and of which the Indemnitee is aware on the date hereof, but as to which the Corporation has no actual knowledge apart from the Indemnitee's knowledge.

15.  Maintenance of Liability Insurance.

     (a) The Corporation hereby covenants and agrees that, as long as Indemnitee continues to serve as a director or officer of the Corporation and thereafter as long as Indemnitee may be subject to any Claim, the Corporation, subject to subparagraph (c) below, shall maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

     (b) In all D&O Insurance policies, Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation's directors and officers.

     (c) Notwithstanding the foregoing, the Corporation shall have no obligation to obtain or maintain D&O Insurance if the Corporation determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or Indemnitee is covered by similar insurance maintained by a subsidiary of the Corporation.

16. Subrogation. In the event of payment under this Agreement, the Corporation will be subrogated to the extent of such payment to all of the related rights of recovery of Indemnitee against other Persons, including any carrier of D&O Insurance (other than personal directors' (or officers') insurance coverage, if any, which is maintained by Indemnitee). The Indemnitee will execute all papers reasonably required to evidence such rights (all of Indemnitee's reasonable Expenses related thereto to be
     reimbursed   by  or,  at  the  option  of   Indemnitee,   advanced  by  the
     Corporation).

17. No Duplication of Payments. The Corporation will not be liable under this Agreement to make any payment in connection with any Indemnifiable Loss made against Indemnitee to the extent Indemnitee has otherwise actually received payment (net of Expenses incurred in connection therewith) under any insurance policy, the Constituent Documents and Other Indemnity Provisions or otherwise of the amounts otherwise indemnifiable hereunder provided that, if Indemnitee for any reason is required to disgorge any payment actually received by him, the Corporation shall be obligated to pay such amount to Indemnitee in accordance with the other terms of this Agreement (i.e., disregarding the terms of this Paragraph 17).

18.  Successors and Binding Agreement.

     (a) The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Corporation (a "Successor"), by agreement in form and substance satisfactory to Indemnitee and his or her counsel, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Corporation and may be assigned to a Successor, but will not otherwise be assignable or delegatable by the Corporation.

     (b) This Agreement will inure to the benefit of and be enforceable by the Indemnitee's Estate and, to the extent provided in Paragraph 13, Indemnitee's spouse.

     (c) This Agreement is personal in nature and neither of the parties hereto will, without the consent of the other, assign or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Paragraphs 18(a) and 18(b). Without limiting the generality or effect of the foregoing, Indemnitee's right to receive payments hereunder will not be assignable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by the Indemnitee's will or by the laws of descent and distribution, and, in the event of any attempted assignment or transfer contrary to this Paragraph 18(c), the Corporation will have no liability to pay any amount so attempted to be assigned or transferred.

19. Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid or one business day after having been sent for next-day delivery by a nationally recognized overnight courier service, addressed to the Corporation (to the attention of the Secretary of the Corporation) and to the Indemnitee at the addresses shown on the signature page hereto, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

20. Governing Law. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to the principles of conflict of laws of such State. Each party consents to non-exclusive jurisdiction of any New York state or federal court for purposes of any action, suit or proceeding hereunder, waives any objection to venue therein or any defense based on forum non conveniens or similar theories and agrees that service of process may be effected in any such action, suit or proceeding by notice given in accordance with Paragraph 19.

21. Validity. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal by any court of competent jurisdiction, the remainder of this Agreement and the application of such provision to any other person or circumstance will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent, and only to the extent, necessary to make it enforceable, valid or legal.

22. Miscellaneous. No provision of this Agreement may be waived, modified or discharged unless such waiver, modification or discharge is agreed to in writing signed by Indemnitee and the Corporation. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement. References to Paragraphs are to Paragraphs of this Agreement.

23. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.

24.  Amendments.   No   amendment,   waiver,   modification,   termination,   or
     cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

25. Cooperation and Interest. The Corporation shall cooperate in good faith with the Indemnitee and use its best efforts to ensure that the Indemnitee is indemnified and/or reimbursed for liabilities described in this Agreement to the fullest extent permitted by law.

26. Legal Fees and Expenses. It is the intent of the Corporation that the Indemnitee not be required to incur legal fees and or other Expenses associated with the interpretation, enforcement or defense of Indemnitee's rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, without limiting the generality or effect of any other provision hereof, (i) if it should appear to the Indemnitee that the Corporation has failed to comply with any of its obligations under this Agreement or that an action should be brought in the nature of a declaratory judgment to determine the rights of the parties hereto, or (ii) in the event that the Corporation or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Indemnitee the benefits provided or intended to be provided to the Indemnitee hereunder, the Corporation irrevocably authorizes the Indemnitee from time to time to retain counsel of Indemnitee's choice, at the expense of the Corporation as hereafter provided, to advise and represent the Indemnitee in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Corporation or any director, officer, stockholder or other person affiliated with the Corporation. Notwithstanding any existing or prior attorney-client relationship between the Corporation and such counsel, the Corporation irrevocably consents to the Indemnitee's entering into an attorney-client relationship with such counsel, and in that connection the Corporation and the Indemnitee agree that a confidential relationship shall exist between the Indemnitee and such counsel. Without respect to whether the Indemnitee prevails, in whole or in part, in connection with any of the foregoing, the Corporation will pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by the Indemnitee in connection with any of the foregoing.

27. Certain Interpretive Matters. No provision of this Agreement will be interpreted in favor of, or against, either of the parties hereto by reason of the extent to which either such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof

28. Effective Date. The provisions of this Agreement shall cover Claims, whether now pending or hereafter commenced, and shall be retroactive to cover acts or omissions or alleged acts or omissions which heretofore have taken place.

     IN WITNESS WHEREOF, Indemnitee has executed and the Corporation has caused its duly authorized representative to execute this Agreement as of the date first above written.

Attest:                                     Volt Information Sciences, Inc.


                                    By:
----------------------------           -----------------------------------------
Secretary                                         Name:
                                                  Title:


                                    --------------------------------------------
                                                  Indemnitee